CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.33

FOURTH AMENDMENT TO THE LICENSE AGREEMENT

This Fourth Amendment to the License Agreement (the “Fourth Amendment”) is entered into as of January 31, 2024 (the “Fourth Amendment Execution Date”) but effective as of the original Effective Date by and among Emory University (“EMORY”), the Georgia Tech Research Corporation (“GTRC”) and Clearside Biomedical, Inc. (“COMPANY”), each hereinafter referred to as a Party and both hereinafter referred to as “Parties”.

Recitals

Whereas, the Parties previously entered into that certain License Agreement effective July 4, 2012 (the “Agreement”);

Whereas, the Parties have made prior amendments to the Agreement on or around April 2, 2014 (the “First Amendment”); on or around December 12, 2016 (the “Second Amendment”); and on or around April 1, 2018 (the “Third Amendment”); and

Whereas, the Parties desire to enter into this Fourth Amendment, to clarify and amend certain financial terms in the Agreement and set forth their mutual understandings with respect thereto.

Now, Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree that the Agreement shall be amended, effective as of the Effective Date, as set forth below.

1.
Amendment of Section 3.4. The Parties agree that Section 3.4 of the Agreement is hereby amended to read in its entirety as follows:

“3.4 Sublicensee Payments. Within thirty (30) days of receipt by COMPANY, or no later than March 31, 2025 with respect to amounts received by Company on or after July 1, 2023 but prior to January 1, 2025, COMPANY shall pay LICENSOR [***] percent ([***]%) of any fees or payments paid to COMPANY by a Sublicensee (“Sublicensee Percentage”) as consideration for a sublicense grant under this Agreement. Such Sublicense Percentage shall be applied to any payments made to COMPANY by a Sublicensee on or after July 1, 2023 pursuant to an agreement between COMPANY and such Sublicensee that includes a sublicense grant of the Licensed Patents and/or Licensed Technology, such payments including but not limited to any initial licensing fees, milestone fees, maintenance fees and minimum royalty payments, but excluding (i) amounts paid to COMPANY by a Sublicensee on or after July 1, 2023 to reimburse COMPANY for actual costs (including overhead but excluding profit) incurred in connection with research and development of Licensed Products and the prosecution,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

maintenance and enforcement of intellectual property rights covering Licensed Products (collectively, “Reimbursed Costs”), provided that such Reimbursed Costs are paid to COMPANY pursuant to a written agreement between COMPANY and such Sublicensee that expressly provides for reimbursement to COMPANY by such Sublicensee of such Reimbursed Costs, (ii) the value of any intellectual property rights transferred or granted to COMPANY if such rights are necessary or helpful to the development or commercialization of Licensed Products and (iii) amounts paid for shares of Company stock. If COMPANY in-licenses third party technology and/or intellectual property rights and incorporates it into Licensed Product, and receives sublicense revenue with respect to such Licensed Product, then the [***] percent ([***]%) sublicense revenue sharing provided for above shall apply to that portion of the value of the Licensed Product that is attributable to the intellectual property licensed from LICENSOR. For example, the sublicense revenue that is subject to sharing with LICENSOR shall be that fraction A/(A+B) of non-royalty revenue received where A is the amount attributable to the LICENSOR intellectual property, and B is the aggregate amount attributable to the remainder of the technology so licensed. If it is not feasible to accurately determine such amounts, then the allocation shall be commercially reasonable and determined by good faith negotiation between COMPANY and LICENSOR. COMPANY shall not structure any sublicense of the Licensed Patents and/or Licensed Technology, alone or in connection with other assets (e.g., technology, know-how, and/or intellectual property rights) owned or controlled by COMPANY, in a single transaction or series of related transactions, in order to minimize or avoid payments to LICENSOR under this Section 3.4.”

2.
Amendment of Section 3.6. The Parties agree that Section 3.6 of the Agreement is hereby amended to read in its entirety as follows:

“3.6 License Maintenance Fees.

(a) From and after the Effective Date through December 31, 2022, in the event no Milestone Payment bas been paid to LICENSOR prior to an anniversary of the Effective Date as set forth on APPENDIX G, COMPANY shall pay to LICENSOR the corresponding Maintenance Fee. No Maintenance Fee pursuant to this Section 3.6(a) shall be payable by COMPANY during any year in which (i) it has achieved at least one Milestone Event, (ii) it has spent at least $100,000 on research and development of the Licensed Products or (iii) it has sold a Licensed Product.

(b) From and after January 1, 2023, COMPANY shall pay to LICENSOR the Maintenance Fees set forth on APPENDIX G for the applicable calendar years no later than October 1st of the applicable calendar year (except with respect to the 2023 payment, which shall be made within five days subsequent to the Fourth Amendment Execution Date).”

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

3.
Amendment of Appendix G. The Parties agree that Appendix G of the Agreement is hereby amended to read in its entirety as set forth on Appendix G attached hereto.
4.
Miscellaneous.
(a)
Defined Terms. Capitalized terms undefined herein shall have the meaning ascribed to them in the Agreement.
(b)
No Other Amendment; Effectiveness. Except as expressly amended herein, the Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, shall remain in full force and effect according to their original terms.
(c)
Governing Law. This Fourth Amendment shall be construed under and governed by the laws of the State of Georgia and the United States of America.
(d)
Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any provision or portion of any provision of this Agreement, not essential to the commercial purpose of this Agreement, shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining provisions or portions thereof shall constitute their agreement with respect to the subject matter hereof, and all such remaining provisions, or portions thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which shall implement the commercial purpose of the illegal, invalid, or unenforceable provision.
(e)
Counterparts. This Fourth Amendment may be executed electronically and in counterparts, each of which is deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

In Witness Whereof, the Parties have caused this Fourth Amendment to be executed by their respective duly authorized representatives as of the Fourth Amendment Execution Date.

Emory University Georgia Tech Research Corporation

By: /s/Todd Sherer By: /s/Raghupathy Sivakumar

Name: Todd Sherer Name: Raghupathy Sivakumar

Title: Executive Director Title: Assistant Secretary, GTRC

Clearside Biomedical, Inc.

By: /s/ George Lasezkay

Name: George Lasezkay

Title: CEO

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

APPENDIX G

LICENSE MAINTENANCE FEES

Effective Date Anniversary License Maintenance Fee

First and Second Anniversary None

Third and Each Subsequent Anniversary until 12/31/22 $25,000

Within five days subsequent to the

Fourth Amendment Execution Date (2024): $250,000

October 1, 2024 $250,000

October 1, 2025 $250,000

October 1, 2026 $350,000

October 1, 2027 $400,000

October 1, 2028 $500,000

No further payments after October 1, 2028